OAK RIDGE FUNDS, INC.

  Supplement to Prospectus Dated March 1, 1999, as supplemented July 20, 1999

Large Cap Fund Class C Shares

Effective immediately, the Large Cap Fund's Class C Shares are not currently available to investors.

If the Fund should decide to offer the Class C Shares in the future, a shareholder notification will be provided to you at that time.

Please note that the Large Cap Fund's Class A Shares are still currently available pursuant to the Fund's Prospectus dated
March 1, 1999 and the Prospectus Supplement dated July 20, 1999.



       Please retain this Supplement with your Prospectus.

   The date of this Prospectus Supplement is December 7, 1999.